Exhibit 10.1

EXECUTION VERSION

CONSENT AND ACKNOWLEDGMENT

(Other Second-Priority Lien Obligations)

This CONSENT AND ACKNOWLEDGMENT (this “Consent”) dated as of January 3, 2018, is executed by WILMINGTON TRUST, NATIONAL ASSOCIATION, as an Other Second-Priority Lien Obligations Agent (the “New Agent”), and acknowledged by JPMORGAN CHASE BANK, N.A., as the Applicable First Lien Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Term Facility Agent for the holders of the 2025 Senior Secured Notes (as defined in the Indenture) and Applicable Second Lien Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, as an Other First-Priority Lien Obligations Agent for the holders of the 2024 Priority Senior Secured Notes (as defined in the Indenture) and EP ENERGY LLC (the “Company”) (on behalf of itself and certain of its Subsidiaries).

This Consent is with respect to that certain Priority Lien Intercreditor Agreement, dated as of August 24, 2016 (as supplemented on November 29, 2016 and February 6, 2017, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among the parties (other than the New Agent) referred to above.  Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.

Reference is made to the 9.375% Senior Secured Notes due 2024 (the “Notes”) issued pursuant to that certain Indenture (the “Indenture”), dated as of January 3, 2018, by and among the Company, Everest Acquisition Finance Inc. (together with the Company, the “Issuers”), the subsidiary guarantors named therein (the “Notes Guarantors”), the New Agent, as trustee and Wilmington Trust, National Association, as notes collateral agent, with respect to which the New Agent is acting (w) as trustee under the Indenture, (x) as authorized representative for the holders of the Notes under that certain Collateral Agreement, dated as of February 6, 2017 (the “Collateral Agreement”), by and among the Issuers, the Notes Guarantors and Wilmington Trust, National Association, as collateral agent, (y) as authorized representative for the holders of the Notes under that certain Pledge Agreement, dated as of February 6, 2017 (the “Pledge Agreement”), by and among the Issuers, the Notes Guarantors and Wilmington Trust, National Association, as collateral agent and (z) as authorized representative for the holders of the Notes under any other Security Document (as defined in the Indenture).

Pursuant to Section 5.14 of the Intercreditor Agreement, the Company hereby notifies each of JPMorgan Chase Bank, N.A. and Wilmington Trust, National Association, in each case, as the Applicable Agent, that it designates the Notes and the obligations of the Issuers and the Notes Guarantors thereunder and under the Indenture as Other Second-Priority Lien Obligations under the Intercreditor Agreement.

The New Agent hereby (a) agrees to be bound by the terms of the Intercreditor Agreement as an Other Second-Priority Lien Obligations Agent as if it were an Other Second-Priority Lien Obligations Agent as of the date of the Intercreditor Agreement and (b) represents that it is acting in the capacity of Other Second-Priority Lien Obligations Agent solely for the

Secured Parties under the Indenture, the Collateral Agreement, the Pledge Agreement and any other Security Document (as defined in the Indenture).

The address of the New Agent for purposes of all notices and other communications hereunder and under the Intercreditor Agreement is Wilmington Trust, National Association, Global Capital Markets, 15950 N. Dallas Parkway, Suite 550, Dallas, TX  75248, Attention: EP Energy Administrator (Facsimile No. (888) 316-6238, Email: sgoffinet@wilmingtontrust.com).

This Consent shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as an Other Second-Priority Lien Obligations Agent

By:	/s/ Shawn Goffinet
Title:	Assistant Vice President
Name:	Shawn Goffinet

Acknowledged and Confirmed by, for purposes of the Intercreditor Agreement:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Term Facility Agent for the holders of the 2025 Senior Secured Notes and Applicable Second Lien Agent

By:	/s/ Shawn Goffinet
Title:	Assistant Vice President
Name:	Shawn Goffinet

JPMORGAN CHASE BANK, N.A., as Applicable First Lien Agent

By:	/s/ Jo Linda Papadakis
Title:	Authorized Officer
Name:	Jo Linda Papadakis

WILMINGTON TRUST, NATIONAL ASSOCIATION, as an Other First-Priority Lien Obligations Agent for the holders of the 2024 Priority Senior Secured Notes

By:	/s/ Shawn Goffinet
Title:	Assistant Vice President
Name:	Shawn Goffinet

[Signature Page to Consent and Acknowledgment (Other Second-Priority Lien Obligations) (Priority Lien Intercreditor Agreement)]

EP ENERGY LLC, on behalf of itself and its Subsidiaries Party to the Intercreditor Agreement

By:	/s/ Kyle A. McCuen
Name:	Kyle A. McCuen
Title:	Senior Vice President and Chief
Financial Officer

[Signature Page to Consent and Acknowledgment (Other Second-Priority Lien Obligations) (Priority Lien Intercreditor Agreement)]